Note 9 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

Note 9 - Commitments and Contingencies

Environmental

The Company is subject to various federal, state and local environmental laws and regulations that establish standards and requirements for protection of the environment. The Company cannot predict the future impact of such standards and requirements which are subject to change and can have retroactive effectiveness. The Company continues to monitor the status of these laws and regulations.

Currently, the Company has not been fined, cited or notified of any environmental violations that would have a material adverse effect upon its financial position, liquidity or capital resources. However, management does recognize that by the very nature of its business, material costs could be incurred in the near term to maintain compliance. The amount of such future expenditures is not determinable due to several factors, including the unknown magnitude of possible regulation or liabilities, the unknown timing and extent of the corrective actions which may be required, the determination of the Company’s liability in proportion to other responsible parties and the extent to which such expenditures are recoverable from insurance or indemnification.

Litigation

The Company is, and from time to time may be, involved in claims and litigation arising in the ordinary course of business. Because there are inherent uncertainties in the ultimate outcome of such matters, it is presently not possible to determine the ultimate outcome of any pending or potential claims or litigation against the Company; however, management believes that the outcome of those matters that are presently known to the Company will not have a material adverse effect upon the Company’s consolidated financial position, results of operation or liquidity.

On February 9, 2013, the Company signed an agreement to settle a dispute arising from a lawsuit filed in 2011 in which the Company and certain current and former equity holders, including certain executive officers, were named as defendants. The settlement agreement stipulated that the Company pay $5.9 million for a full release of any further liability. The settlement amount was recorded in 2012 and reflected in accrued expenses on the consolidated balance sheet as of December 31, 2012 and in selling, general and administrative expenses on the consolidated statement of operations for the year then ended.

Service Equipment and Other Capital Expenditures

The Company has agreed to purchase service equipment and other capital assets for $15.9 million as of December 31, 2014. The Company expects to fulfill these commitments during 2015.

Inventory and Materials

The Company has entered into contractual agreements or commitments to purchase inventory and other materials for $72.0 million as of December 31, 2014. The Company expects to fulfill these commitments over the next 5 years.

Operating Leases

The Company leases certain property and equipment under non-cancelable operating leases. The remaining terms of the operating leases generally range from 12 months to 7 years.

Lease expense under all operating leases totaled $14.0 million $14.6 million and $12.3 million for the years ended December 31, 2014, 2013 and 2012, respectively. As of December 31, 2014, the future minimum lease payments under non-cancelable operating leases were as follows (in thousands):

Years Ending December 31,
2015	$7,760
2016	5,318
2017	3,308
2018	2,479
2019	1,648
Thereafter	5,474
$25,987